SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549



                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



   Date of Report (Date of earliest event reported)  September 27, 2000
                                                     ------------------

                   JEREMY'S  MICORBATCH  ICE  CREAMS,  INC.
                   ----------------------------------------
             (Exact name of registrant as specified in its charter)



         Delaware                  001-15689                  23-3017648
         --------                  ---------                  ----------
(State or other jurisdiction     (Commission                (IRS Employer
      of  Incorporation)          File Number)            Identification No.)


3401 Market St., Suite 312 Philadelphia, PA                      19104
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 (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code           215-823-6885
                                                             ------------

           -----------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item  5.     Other  Events.

On September 28, 2000, Jeffrey Rosen resigned as the Company's Controller and Chief Executive Officer.


Item  6.     Resignation  of  Registrant's  Directors

On September 27, 2000 Joseph Phillips submitted his resignation as the President and Chief Executive Officer of the Company, and as a member of the Board of Directors. On September 28, 2000, Joseph Casey resigned as Chief Operating Officer of the Company, and as a member of the Company's Board of Directors. Mr. Phillips and Mr. Casey have agreed to remain with the Company at the Board's discretion through October 27, 2000, to assist the Board with an orderly transition of management.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       JEREMY'S MICROBATCH ICE CREAMS, INC.



Dated:  October 2, 2000                By: /S/ Jeremy Kraus, Chairman
        ---------------                    --------------------------
                                               Jeremy Kraus, Chairman


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